Mortgage Payable	6 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Mortgage Payable

NOTE 6 - MORTGAGE PAYABLE

On January 8, 2019, the Company entered into a mortgage with Redabe Holdings Inc. for CAD 1,675,000 (approximately $1,279,064) for land purchase. The mortgage bears interest at 5% per annum with interest only payments commencing on February 1, 2019 until February 1, 2020. Starting March 1, 2020, the Company is obligated to make monthly payment to Redabe Holdings in the amount of CAD 11,054 (approximately $8,441) until January 1, 2024. The loan matures on February 1, 2024, and any remaining principal and interest at the maturity of the loan are due in full.

In May 2019 and June 2019, the Company further borrowed CAD 350,000 (approximately $267,267) from Redabe Holdings Inc. As of June 30, 2019, the balance on the mortgage payable was $1,566,293.